                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 7, 2005
                                                 ----------------

                     Merrill Lynch Mortgage Investors, Inc.
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                    333-126218-02               13-3416059
----------------------------          -------------          -------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)

  4 World Financial Center, 10th Floor
  250 Vesey Street, New York, New York                               10080
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code (212) 449-1000

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

  The original Form 8-K filed on December 22, 2005 is being replaced by this Form 8-K/A, which reflects corrections to Exhibit 4.1.

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On December 7, 2005, a pooling and servicing agreement dated as of December
1, 2005 (the "Pooling and Servicing Agreement"), was entered into by and among
Merrill Lynch Mortgage Investors, Inc. as depositor (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent, for the purpose of issuing a single series of certificates, entitled Merrill Lynch Mortgage Trust
2005-CKI1 ("Merrill Lynch Mortgage Trust 2005-CKI1"), Commercial Mortgage
Pass-Through Certificates, Series 2005-CKI1 (the "Certificates"). The Pooling
and Servicing Agreement is attached as Exhibit 4.1 hereto. Certain classes of the Certificates, designated as Class A-1, Class A-1D, Class A-2, Class A-2FL,
Class A-3, Class A-4FL, Class A-5, Class A-SB, Class A-6, Class A-1A, Class AM,
Class AJ, Class B, Class C and Class D (collectively, the "Publicly-Offered
Certificates") were registered under the Registrant's registration statement on
Form S-3 (Registration No. 333-126218) and sold to Merrill Lynch, Pierce, Fenner
& Smith Incorporated ("Merrill Lynch"), Countrywide Securities Corporation,
KeyBanc Capital Markets, a Division of McDonald Investments Inc., IXIS
Securities North America Inc., Morgan Stanley & Co. Incorporated and Goldman,
Sachs & Co. (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of December 1, 2005 (the "Underwriting Agreement"), between the Registrant and Merrill Lynch for itself and as representative of the other
Underwriters. The Underwriting Agreement is attached as Exhibit 1.1 hereto.
Certain of the mortgage loans backing the Publicly-Offered Certificates (the
"MLML Mortgage Loans") were acquired by the Registrant from Merrill Lynch
Mortgage Lending, Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2005 (the "MLML Mortgage Loan Purchase
Agreement"), which is attached hereto as Exhibit 99.1. Certain other of the mortgage loans backing the Publicly-Offered Certificates (the "Countrywide
Mortgage Loans") were acquired by the Registrant from Countrywide Commercial
Real Estate Finance, Inc. ("Countrywide") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2005 (the "Countrywide Mortgage Loan
Purchase Agreement"), which is attached hereto as Exhibit 99.2. Certain other of the mortgage loans backing the Publicly-Offered Certificates (the "KeyBank
Mortgage Loans") were acquired by the Registrant from KeyBank National
Association ("KeyBank") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2005 (the "KeyBank Mortgage Loan Purchase Agreement"),
which is attached hereto as Exhibit 99.3. The remaining mortgage loans backing the Publicly-Offered Certificates (the "IXIS Mortgage Loans"; the MLML Mortgage
Loans, the Countrywide Mortgage Loans, the KeyBank Mortgage Loans and the IXIS
Mortgage Loans, collectively, the "Mortgage Loans") were acquired by the
Registrant from IXIS Real Estate Capital Inc. ("IXIS") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2005 (the "IXIS
Mortgage Loan Purchase Agreement"; the MLML Mortgage Loan Purchase Agreement,
the Countrywide Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan
Purchase Agreement and the IXIS Mortgage Loan Purchase Agreement, collectively, the "Mortgage Loan Purchase Agreements"), which is attached hereto as Exhibit
99.4.

     Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (MLML, Countrywide, KeyBank or IXIS, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

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     The assets of the Merrill Lynch Mortgage Trust 2005-CKI1 will include interest rate swap agreements with respect to the Class A-2FL Certificates and the Class A-4FL Certificates, each between the trustee on behalf of the Merrill
Lynch Mortgage Trust 2005-CKI1 and Merrill Lynch Capital Services, Inc. as swap counterparty. The swap agreement with respect to the Class A-2FL Certificates includes a Schedule to the ISDA 2002 Master Agreement (the "Class A-2FL Schedule
to ISDA 2002 Master Agreement"), which is attached hereto as Exhibit 99.5, an
ISDA 1994 Credit Support Annex dated as of December 7, 2005 (the "Class A-2FL
ISDA Credit Support Annex"), which is attached hereto as Exhibit 99.6, a confirmation pursuant to the ISDA 2002 Master Agreement dated December 7, 2005
(the "Class A-2FL Swap Confirmation"), which is attached hereto as Exhibit 99.7, and the Guarantee of Merrill Lynch & Co., Inc. dated as of December 7, 2005 (the
"Class A-2FL Guarantee"), which is attached hereto as Exhibit 99.8. The swap agreement with respect to the Class A-4FL Certificates includes a Schedule to the ISDA 2002 Master Agreement (the "Class A-4FL Schedule to ISDA 2002 Master
Agreement"), which is attached hereto as Exhibit 99.9, an ISDA 1994 Credit
Support Annex dated as of December 7, 2005 (the "Class A-4FL ISDA Credit Support
Annex"), which is attached hereto as Exhibit 99.10, a confirmation pursuant to the ISDA 2002 Master Agreement dated December 7, 2005 (the "Class A-4FL Swap
Confirmation"), which is attached hereto as Exhibit 99.11, and the Guarantee of
Merrill Lynch & Co., Inc. dated as of December 7, 2005 (the "Class A-4FL
Guarantee"), which is attached hereto as Exhibit 99.12.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a)  Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c) Exhibits:

Exhibit No.   Description
-----------   -----------
1.1           Underwriting Agreement

4.1           Pooling and Servicing Agreement

99.1          MLML Mortgage Loan Purchase Agreement

99.2          Countrywide Mortgage Loan Purchase Agreement

99.3          KeyBank Mortgage Loan Purchase Agreement

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99.4          IXIS Mortgage Loan Purchase Agreement

99.5          Class A-2FL Schedule to ISDA 2002 Master Agreement

99.6          Class A-2FL ISDA Credit Support Annex

99.7          Class A-2FL Swap Confirmation

99.8          Class A-2FL Guarantee

99.9          Class A-4FL Schedule to ISDA 2002 Master Agreement

99.10         Class A-4FL ISDA Credit Support Annex

99.11         Class A-4FL Swap Confirmation

99.12         Class A-4FL Guarantee

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 27, 2006

                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                   By: /s/ David M. Rodgers
                                       -----------------------------------------
                                       Name: David M. Rodgers
                                       Title: Executive Vice President,
                                              Chief Officer in Charge of
                                              Commercial Mortgage Securitization

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
-----------
1.1           Underwriting Agreement

4.2           Pooling and Servicing Agreement

99.1          MLML Mortgage Loan Purchase Agreement

99.2          Countrywide Mortgage Loan Purchase Agreement

99.3          KeyBank Mortgage Loan Purchase Agreement

99.4          IXIS Mortgage Loan Purchase Agreement

99.5          Class A-2FL Schedule to ISDA 2002 Master Agreement

99.6          Class A-2FL ISDA Credit Support Annex

99.7          Class A-2FL Swap Confirmation

99.8          Class A-2FL Guarantee

99.9          Class A-4FL Schedule to ISDA 2002 Master Agreement

99.10         Class A-4FL ISDA Credit Support Annex

99.11         Class A-4FL Swap Confirmation

99.12         Class A-4FL Guarantee

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